UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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IONA Technologies PLC
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On June 25, 2008, IONA Technologies PLC (the “Company” or “IONA”) and Progress Software Corporation, a Massachusetts corporation (“Progress”), presented the following presentation to the employees of the Company in connection with the announcement that the Company and Progress had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited, a private limited company incorporated under Irish company law and a wholly-owned subsidiary of Progress (“SPK Acquisitions”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the “Companies Act”) (the proposed acquisition by SPK Acquisitions of the Company is referred to as the “Acquisition”):

IONA Technologies Joins Forces with Progress Software June 25, 2008

The News Progress to acquire IONA Technologies Target completion in September All IONA product lines to be supported and advanced

The Progress Mission The Progress Mission To deliver superior software products and services that empower our partners and customers to dramatically improve their development, deployment, integration and management of quality applications worldwide.

Progress understands the infrastructure requirements for great business applications One Constant: Progress Software Leading the Evolution of IT Application Infrastructure Software Develop, Deploy, Integrate and Manage Business Applications Host-centric Client-Server Web SOA Through the evolution of IT Paradigms:

Progress Software Market Presence Application Development, Deployment, Integration and Management Products... .... in over 140 countries ....including over 90% of the Fortune 100 .... at over 60,000 organizations .... deployed at over 100,000 sites .... offering over 5,000 applications .... and over 5 million users

Progress Software Annual Revenue and Non-GAAP EPS Total Annual Revenue Non-GAAP EPS** 10% Growth: 6% Growth: 29% * * * 10% * 10% 4% **Non-GAAP operating income excludes amortization of acquired intangibles, in-process research and development, other acquisition related expenses, stock-based compensation and tax benefit. See reconciliation to GAAP results on our Web site. *Per Analysts Estimates obtained from First Call 28 Consecutive Quarters of Year-on-Year Revenue Growth 23 Consecutive Years of Operating Income

Progress ObjectStore Sonic xxx %Revenue 95 0 5 Progress ObjectStore Sonic xxx %Revenue 95 0 5 Progress Software Corporation Product Line Growth Strategy OpenEdge EID DataDirect %Revenue 71 15 14 % Revenue FY07 % Revenue OpenEdge 95% Sonic 5% OpenEdge 68% DataDirect 15% FY02 SOA 17% Infrastructure $494M $273M

Progress ObjectStore Sonic xxx %Revenue 89 0 11 Progress ObjectStore Sonic xxx %Revenue 89 0 11 Progress Software Corporation Product License Revenue OpenEdge EID DataDirect %Revenue 103 39 45 Revenue FY07 Revenue OpenEdge 89% Sonic 11% OpenEdge 55% DataDirect 24% FY02 SOA Infrastructure 21% $187M $93M

Progress Software
Superior Products Across All Product Lines

OpenEdge	Business Application Platform	*Integrated platform optimized for business*
Apama	Complex Event Processing	*Market leading CEP platform*
Sonic	Enterprise Service Bus	*Market leading ESB*
Actional	SOA Management	*Leading enterprise-class SOA management*
Shadow	Mainframe Integration	*First unified mainframe integration platform*
DataXtend	Data Interoperability	*First model-driven semantic data integration*
DataDirect	Data Connectivity	*Market leader in data connectivity*
EasyAsk	Natural Language Search and Query	*First and leading natural language query*
ObjectStore	Object Data Management	*Market leading object database*


Application Platforms
SOA Infrastructure
Data Infrastructure

9 PROGRESS SOFTWARE CONFIDENTIAL
© 2008 Progress Software Corporation

Progress Software Market Recognition for Our Innovations CERN & Progress SonicMQ Top 100 IT Projects Progress Apama CEP and Progress Sonic ESB Leaders in Innovations Awards Progress DataXtend SI 2007 Excellence Award for Best New Product Progress DataXtend SI Innovation Billing & Information Management DataDirect Technologies Database Management Systems Sonic ESB "Progress Sonic...is a very good choice for large and highly distributed SOA initiatives..."

Progress Software Our Innovations Drive Customer Success Integrated supply network streamlines throughput and improves harvest yield Messaging platform supports 1.2 million contracts per day, 38% increase in volume SaaS-enabled ERP opens new markets and leads to 20% growth CEP technology monitors, analyzes, and enables real-time fraud detection Real-time shop-floor visibility and analysis from Manuvis stops waste, increases profits Data connectivity improves speed and reliability of critical applications for global media network

Progress Software Growing Global Customer Presence

Executive Team (ETeam)



Joe Alsop
Co-Founder and CEO



Dave Ireland
Executive Vice President
Progress Software Corporation



Jeff Stamen
Senior Vice President
Corp. Development & Strategy



Bud Robertson
Senior Vice President
F&A and CFO



Rick Reidy
Executive Vice President
Progress Software Corporation



Gordon Van Huizen
Vice President
Products



Peter Sliwkowski
Vice President
Product &
Support Operations



Jim Freedman
Senior Vice President
General Counsel



Joe Andrews
Vice President
Human Resources



John Goodson
Vice President
General Manager
DataDirect technologies



Larry Harris
Vice President
General Manager
EasyAsk Products

13
© 2008 Progress Software Corporation

Progress Software 2008 Growth Strategy (December 2007)

- Continue strong investment in open and innovative SOA infrastructure products
  - Best-in-class capabilities in heterogeneous and distributed environments demanding high QoS
- Serve direct customers with an enterprise sales and services organization representing all SOA products
- Exploit major opportunities for Apama in Capital Markets and DataXtend SI in Telco
- Continue investment in OpenEdge technology and mutual success with OpenEdge Application Partners (APs)
- Extend DataDirect product capabilities and standards coverage in standards-based data connectivity

14 PROGRESS SOFTWARE CONFIDENTIAL
© 2008 Progress Software Corporation

Why Progress + IONA? Strengthen position as leader in independent, standards- based, heterogeneous, distributed SOA infrastructure Add leading-edge IONA technology for the widest variety of interoperability and deployment options Support and deepen relationships with the impressive and long-standing IONA customer base Leverage innovation in open source Add a world-class team that has built a reputation for addressing the most complex integration challenges

IONA Product Lines Orbix - The industry-leading middleware for CORBA standards-based integration Artix - Standards-based high-performance SOA infrastructure products FUSE - Professional open source for SOA integration

SOA Management Complex Event Processing Business Process Management Mainframe Integration Enterprise Service Bus Registry/ Repository Data Interoperability Enterprise Messaging Partners Partners The Progress SOA Portfolio Actional Apama Shadow DataXtend Sonic Sonic

The Expanded Progress SOA Portfolio



Enterprise Service Bus
Sonic – Distributed Integration Network
Artix – Heterogeneous Endpoints: from legacy to latest standards
Enterprise Messaging
Sonic
Data Interoperability
DataXtend – Telco
Artix – Financial Services
Mainframe Integration
Shadow – Services, Events, & Data
Artix – C++/CORBA Enablement
Complex Event Processing
Apama
Business Process Management
Partners
Registry/Repository
Artix – Deployment Repository
Partners – Governance Repository
SOA Management
Actional
Actional for Artix

Combined Strengths The most comprehensive product offering for standards-based, heterogeneous, distributed SOA infrastructure Interoperability across the combined SOA Portfolio Increased global distribution and sales capacity Strong bases in multiple industry segments with expanded vertical solutions The know-how to use the open source development & distribution model for market expansion A truly independent alternative to the stack vendors - from both business and technical perspectives

Contact Information John Schipelliti - IONA Integration Team Leader +1 781 902 8252 john.schipelliti@iona.com Peter Sliwkowski - Progress Integration Team Leader +1 781-280-4216 pgs@progress.com Phillip Pender - IONA VP Human Resources +353 (1) 6372512 philip.pender@iona.com Joe Andrews - Progress VP Human Resources +1 781-280-4216 jandrews@progress.com Cindy Swech - Progress Director Compensation & Benefits +1 781 280-4716 cswech@progress.com

About the Transaction The acquisition will be effected by means of a "scheme of arrangement" under Irish law pursuant to which a wholly owned subsidiary of Progress Software, SPK Acquisitions Limited, will acquire all of the outstanding securities of IONA not already owned by Progress Software or its wholly-owned subsidiaries from IONA shareholders for cash. The acquisition will be subject to the terms and conditions to be set forth in the scheme of arrangement document to be delivered to IONA shareholders. To become effective, the scheme of arrangement requires, among other things, the approval of a majority in number of IONA shareholders, present and voting either in person or by proxy, representing 75% or more in value of the IONA shares held by such holders. The acquisition is also subject to regulatory approval in the U.S. and the approval of the Irish High Court. Assuming the necessary approvals are obtained and all conditions have been satisfied, the acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the scheme. Upon the acquisition becoming effective, it will be binding on all IONA shareholders.

Legal Information - Presentation of Information, Bases and Sources The sources and bases for the information contained in this document are as follows: Reference to arrangements in place between Progress and IONA regarding the Acquisition are sourced from the terms of the implementation agreement dated 25 June 2008 or the announcement issued pursuant to Rule 2.5 of the Irish Takeover Rules on 25 June 2008. [Except as otherwise stated, IONA's product, customer and corporate information is sourced from material available on IONA's website www.iona.com or included in IONA's public filings with the Securities and Exchange Commission.] Except as otherwise stated, Progress product, customer and corporate information is sourced from material available on Progress' website www.progress.com or included in Progress' public filings with the Securities and Exchange Commission. The annual revenue information on page 6 relating to Progress Software is extracted from the audited consolidated financial statements of Progress Software for the 2005, 2006 and 2007 financial years. The estimate of revenue for Progress Software for the 2008 financial year is sourced from analysts estimates obtained from First Call. The non-GAAP earnings per share information, including reconciliation to GAAP results, for the 2005, 2006 and 2007 financial years is sourced from Progress Software's Web site. The estimate of non-GAAP earnings per share for Progress Software for the 2008 financial year is sourced from analysts estimates obtained from First Call.

Legal Information The directors of IONA accept responsibility for the information contained in this document relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The directors of Progress Software and the directors of Progress Software's subsidiary, SPK Acquisitions Limited ("SPK"), accept responsibility for the information contained in this document, other than that relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein To the best of the knowledge and belief of the directors of SPK and the directors of Progress (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Goodbody Corporate Finance is acting exclusively for SPK and Progress and no one else in connection with the Acquisition and will not be responsible to anyone other than SPK and Progress for providing the protections afforded to customers of Goodbody Corporate Finance or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Any person who is a holder of 1% or more of the share capital of IONA may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the acquisition. The distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where it would be unlawful to do so. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. This press release does not constitute an offer or invitation to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the scheme of arrangement or otherwise. Certain items in this announcement may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as "anticipates", "can", "estimates", "believe", "expects", "projects", "will", "might", or other words indicating a statement about the future. These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. We can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software's acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA's acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software's or IONA's control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA's business will be successfully integrated with Progress Software's business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008. Such forward- looking statements speak only as of the date of this announcement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Important Additional Information and Where to Find It Important Additional Information and Where to Find It In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress, IONA and the proposed acquisition and related matters. The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission's web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION. As of the date of this press release, Progress Software and its subsidiaries own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA. Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software's Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software's 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission, Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA's Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA's 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above. Progress is a registered trademark of Progress Software Corporation or one of its affiliates or subsidiaries in the U.S. and other countries. Any other trademark contained herein are the property of their respective owners. IONA, IONA Technologies, the IONA logo, Orbix, High Performance Integration, Artix, FUSE and Making Software Work Together are trademarks or registered trademarks of IONA Technologies PLC and/or its subsidiaries. CORBA is a trademark or registered trademark of the Object Management Group, Inc. in the United States and other countries. All other trademarks that may appear herein are the property of their respective owners.

Important Additional Information and Where to Find It
In connection with the Acquisition and the Scheme, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme document) and the other relevant materials when they become available because they will contain important information about IONA, SPK Acquisitions, Progress and the proposed Acquisition and the Scheme and related matters.
The proxy statement (comprising the scheme document) and other relevant materials (when they become available), and any and all documents filed by IONA and Progress with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations and by Progress by directing a written request to Progress Software Corporation, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION AND THE SCHEME.
IONA, SPK Acquisitions and Progress and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the Acquisition and the Scheme. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Information about those executive officers and directors of Progress is set forth in Progress’ Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress’ 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of IONA, SPK Acquisitions, Progress and their respective executive officers and directors in the Acquisition and the Scheme by reading the proxy statement (comprising the scheme document) and other filings referred to above.
Safe Harbor for Forward-Looking Statements
Certain items in this filing may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s, SPK Acquisitions’ or Progress’, as applicable, current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA, SPK Acquisitions or Progress, as applicable, can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; uncertainties as to whether the IONA shareholders will vote in favour of the Acquisition; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress’ or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress’ business; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA and Progress, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on 14 March 2008, IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 12 May 2008, Progress’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on 29 January 2008, and Progress’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 9 April 2008. Such forward-looking statements speak only as of the date of this filing. IONA, SPK Acquisitions and Progress expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s, SPK Acquisitions’ or Progress’, as applicable, expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Disclosure Required by the Irish Takeover Rules
The directors of the Company accept responsibility for the information contained in this filing. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this filing is in accordance with the facts and does not omit anything likely to affect the import of such information.
Lehman Brothers Inc., which is regulated under the laws of the United States of America, is acting exclusively for the Board of Directors of the Company and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of Directors of the Company for providing the protections afforded to clients of Lehman Brothers Inc. or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.
Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
Merrion Stockbrokers Limited, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion Stockbrokers Limited or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.